UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 25, 2022

FERGUSON PLC
(Exact Name of Registrant as Specified in its Charter)

Jersey, Channel Islands	001-40066	98-1499339
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1020 Eskdale Road, Winnersh Triangle, Wokingham, Berkshire, United Kingdom	RG41 5TS
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: +44 (0) 118 927 3800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares of 10 pence	FERG	New York Stock Exchange
London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Change in Registrant’s Certifying Accountant.

On October 25, 2022 (the “engagement date”), Ferguson plc (the “Company”) engaged Deloitte & Touche LLP (“Deloitte US”) as its independent registered public accounting firm for the year ending July 31, 2023. The engagement of Deloitte US follows the Company’s transfer of its primary listing from the London Stock Exchange to the New York Stock Exchange. In addition, on the engagement date, Deloitte LLP (“Deloitte UK”), the Company’s independent registered public accounting firm for the year ended July 31, 2022, confirmed that it would resign as the Company’s independent registered public accounting firm, given the engagement of Deloitte US. The decision to change the Company’s independent registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors and by the Board of Directors.
Deloitte UK will continue to serve as the Company’s statutory auditor under Jersey law, subject to shareholder approval at the Company’s annual general meeting to be held on November 30, 2022.
The audit reports of Deloitte UK on the Company’s consolidated financial statements for the years ended July 31, 2022 and 2021, and the Company’s effectiveness of internal controls over financial reporting as of July 31, 2022, did not contain an adverse opinion or a disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended July 31, 2022 and 2021, and through the engagement date, (i) there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”) and the instructions relating thereto, with Deloitte UK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte UK, would have caused Deloitte UK to make reference to the subject matter of such disagreement(s) in connection with its audit reports on the Company’s consolidated financial statements for the years ended July 31, 2022 and 2021, and (ii) there was no reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K and the instructions relating thereto.
During the years ended July 31, 2022 and 2021, and through the engagement date, neither the Company nor anyone on its behalf consulted with Deloitte US regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report to the Company nor oral advice was provided that Deloitte US concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, (ii) any matter that was subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the instructions relating thereto, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K and the instructions relating thereto.
The Company provided Deloitte UK with a copy of the disclosures included herein before filing this Current Report on Form 8-K (this “Current Report”) with the Securities and Exchange Commission (“SEC”). The Company requested that Deloitte UK provide it with a letter addressed to the SEC stating whether or not Deloitte UK agrees with the statements concerning it that are included in this Current Report. A copy of such letter, dated October 25, 2022, is filed as Exhibit 16.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
16.1	Letter of Deloitte LLP dated October 25, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Ferguson plc (Registrant)
Date:	October 25, 2022	By:	/s/ William Brundage
		Name:	William Brundage
		Title:	Chief Financial Officer